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                                                                  Exhibit 24(d)
                                                                  -------------

                            Power of Attorney


         Each of the undersigned, in the capacity or capacities set forth below his or her signature as a member of the Board of Directors and/or an officer of Schlumberger Limited ("the Corporation"), a Netherlands Antilles corporation, hereby appoints James L. Gunderson, Jack Liu and Ellen S. Summer, and each of them, the attorney or attorneys of the undersigned, with full power of substitution and revocation, for and in the name, place and stead of the undersigned to execute and file with the Securities and Exchange Commission the Form 10-K Annual Report under the Securities Exchange Act of 1934 for the year ending 2001, and any amendment or amendments to any such Form 10-K Annual Report, and any agreements, consents or waivers relative thereto, and to take any and all such other action for and in the name and place and stead of the undersigned as may be necessary or desirable in connection with any such Form 10-K Annual Report.

_______________________________________        _________________________________
Don E. Ackerman                                William T. McCormick, Jr.
Director                                                        Director

_______________________________________        _________________________________
D. Euan Baird                                  Didier Primat
Director                                       Director
Chairman, President
and Chief Executive Officer

_______________________________________        _________________________________
John Deutch                                    Nicolas Seydoux
Director                                       Director

                 /s/
---------------------------------------        _________________________________
Victor E. Grijalva                             Linda G. Stuntz
Director                                       Director
Vice Chairman

_______________________________________        _________________________________
Andre Levy-Lang                                Sven Ullring
Director                                       Director

_______________________________________        _________________________________
John C. Mayo                                   Yoshihiko Wakumoto
Director                                       Director

   Date:  January 17, 2002
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